Exhibit 99.1

Exhibit 99.1

Leading the Way in Electricity SM

Edison International

Business Update

May 2009

May 8, 2009

EDISON INTERNATIONAL®

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Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2008 Form 10-K and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

May 8, 2009 1 EDISON INTERNATIONAL®

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What’s New Since Our Last Business Update

Updated Information

Q1 2009 results and standard information

SCE capital expenditures and rate base forecast updated (pp. 7-9)

2009 Earnings Guidance (p. 4)

SCE Regulatory Key Events (p. 27)

May 8, 2009 2 EDISON INTERNATIONAL®

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Value Drivers

Southern California Edison (SCE)

Rate base growth of 10-13% (CAGR)

3-year Cost of Capital mechanism (11.5% ROCE)

Decoupled CPUC revenue model

Pass through mechanisms for fuel and purchased power, pensions

Growth options: transmission, utility owned generation, Edison SmartConnectTM

Strong financial position

Strong public policy support

Edison Mission Group (EMG)

Option for commodity cycle upside or improving reserve margins

Renewables growth opportunities

5,000 MW wind pipeline

Solar development program

Current stable financial condition

No significant bond maturities until 2013

Structurally separate from EIX/SCE

Disciplined approach to coal fleet environmental investments

Flexible business platform

May 8, 2009 3 EDISON INTERNATIONAL®

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2009 Earnings Guidance

Reconciliation of Core Earnings to GAAP Earnings Guidance[1]

	2009 Guidance as of 03/16/09			2009 GAAP Guidance Revised as of 05/08/09		
	Low	Midpoint	High	Low	Midpoint	High
EIX core earnings per share	$2.90	$3.05	$3.20	$2.90	$3.05	$3.20
Non-Core items	—	—	—	(0.92)	(0.81)	(0.69)
EIX GAAP earnings per share	$2.90	$3.05	$3.20	$1.98	$2.24	$2.51

Midpoint of 2009 core guidance by key business element:	
SCE	$2.49
EMG	0.70
EIX parent company and other	(0.14)

SCE

- 2009 average rate base:
  - Includes 2009 GRC decision
  - Assumes timely approval of FERC rate case and rooftop solar program
- 2009 Approved Capital Structure
  - 48% Equity
  - 11.5% Return on Equity
- Potential energy efficiency earnings of $0.03 per share included

EMG

- Forward hedge position and prices as of 3/31/09
- EMMT pre-tax trading margin of $50-150 million
- Increased MWG pre-tax operating cost by $90 to $105 million (CAIR compliance and mercury controls)
- Pre-tax earnings from Big 4 lower by $45 to $55 million
- Prior EMG core and GAAP guidance of $0.50 to $0.90 per share provided March 2, 2009

EMG (continued)

- No Edison Capital LILO/SILO lease income beginning in Q2 09

Other Assumptions

- Normal operating and weather conditions
- No changes in GAAP accounting
- Excludes discontinued operations and other non-core items (Impacts of the Global Tax Settlement with the IRS through second quarter included in revised GAAP guidance as a non-core item)

1 See Use of Non-GAAP Financial Measures in Appendix. GAAP earnings refers to basic earnings per common share attributable to Edison International common shareholders. The expected impact of participating securities is $(0.02) per share and is included in EIX parent company and other.

May 8, 2009 4 EDISON INTERNATIONAL®

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Southern California Edison (SCE)

May 8, 2009

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SCE Highlights

California and SCE Service Territory

One of the nation’s largest electric utilities

13 million residents

4.9 million customer accounts

50,000 square-mile service area

Key regulators

California Public Utilities Commission (CPUC)

Federal Energy Regulatory Commission (FERC)

Earnings model

CPUC jurisdictional earnings decoupled from demand

Energy cost changes passed through to customers

Earnings driven by CPUC and FERC authorized rate of return and rate base

SCE Service Territory

May 8, 2009

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SCE Capital Investment Forecast1

$ Billions $5 $4 $3 $2 $1 $0 Base Case Low Case3

20092 $3.4 $2.8

20102 $3.9 $3.2

20112 $4.2 $3.5

2012 $4.4 $3.7

2013 $4.3 $3.6

5-Yr Base Case By Classification $ %

Solar Rooftop Program 0.6 3

Edison SmartConnectTM 1.2 6

Generation 2.5 12

Transmission 6.2 31

Distribution 9.7 48

Total 20.2 100

5-Yr Base Case By Proceeding Type %

2009 CPUC Rate Case2 33

2012 CPUC Rate Case 25

Other CPUC 11

FERC Rate Cases 31

Total 100

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast as of April 2009.

2 Based on an ongoing examination of the 2009 GRC decision and is subject to change.

3 Low Case reflects the potential variability to project investment levels related to execution risk, scope change, delays, regulatory constraints, and other contingencies. The level of variability experienced in 2008 was 18%.

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SCE Rate Base Forecast (2008-2013)1

$ Billions $25 $20 $15 $10 $5 $0

2008 2009 2010 2011 2012 2013 5-Yr CAGR

Base Case $12.5 $14.5 $16.2 $18.1 $20.8 $23.0 13%

Low Case2 $14.2 $15.8 $17.2 $18.8 $20.5 10%

1 Forecast as of April 2009 and includes: (1) 2009 GRC Decision; (2) forecasted 2009-2013 FERC rate base, subject to timely receipt of permitting, licensing and regulatory approvals; (3) FERC construction work in progress forecast; and (4) estimated impact of accelerated depreciation of the Economic Stimulus Act of 2009. The forecast includes $1.0 billion of capital spending for DPV2. See the “Business Development and Capital Commitments” section of the 2009 Q1 EIX 10-Q for additional information related to the DPV2 project.

2 Reflects Low Case from SCE Capital Investment Forecast.

May 8, 2009 8 EDISON INTERNATIONAL®

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SCE Transmission Investment Program

- Tehachapi transmission line to interconnect up to 4,500 MW of renewable generation
- Additional transmission capability needed to strengthen system reliability and access economic power
- Transmission siting remains challenging due to multiple federal and local government agencies involved


NEVADA
CALIFORNIA
ARIZONA
SCE Service Territory
Tehachapi
Windhub
Antelope
Palmdale
Vincent
Rancho Vista
Pardee
Mira Loma
Devers
Valley
Santa Ana
Palm Springs
Phoenix
Palo Verde
Los Angeles
San Diego
DPV2 500kV
Rancho Vista Substation
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV

Project Name	Phase	In-Service	2009-2013 ($ Millions)[1]
Renewables			
Tehachapi Segments 1-3	Construction	Various	656
Tehachapi Segments 4-11	Licensing	Various	1,411
Other Projects[2]	Licensing	Various	1,157
Total Renewables			3,224
Reliability			
Rancho Vista Substation	Construction	2009	38
Other Projects[2]	Various	Various	1,943
Total Reliability			1,981
Economic/ Renewable			
DPV2 - CA	Licensing[3]	2013	723
DPV2 - AZ	Licensing[4]	2013	304
Total DPV2			1,027
Grand Total[5]			**6,232**

1 Subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast as of April 2009 and is based on the Base Case (see SCE Capital Investment Forecast).
2 "Other Projects" include new projects to connect renewable generation and projects related to reliability, load growth, infrastructure replacement, and grid monitoring and control.
3 Petition to Modify CPUC decision submitted in May 2008 for DPV2 to permit construction of California portion. Decision expected 2nd quarter, 2009.
4 If SCE and relevant regulatory agencies determine that construction of the Arizona portion is in the interest of California ratepayers, SCE will seek regulatory approvals for the Arizona portion.
5 FERC rate base is expected to more than double from 10% of rate base in 2008 to over 20% by 2013.

May 8, 2009 9 EDISON INTERNATIONAL®

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SCE SmartConnectTM Program

CPUC approved deployment to 5.3 million residential and small commercial customers between 2008 – 2012

Total project cost: $1.7 billion (approximately $1.25 billion capital cost to be included in rate base)

Full Edison SmartConnectTM implementation expected to:

Provide energy efficiency benefits, including reducing as much as 1,000 MW of peak power consumption

Reduce GHG emissions by 365,000 metric tons per year

Integrate Homes with the Utility Circuit

Integrate Smart Appliances with the Home

May 8, 2009 10 EDISON INTERNATIONAL®

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SCE Solar Rooftop Program

Install 160 MW of thin-film solar photovoltaic (PV) generation on commercial rooftops

1-2 MW average project size

$0.6 billion capital program

Subject to CPUC approval – final decision expected in the second quarter of 20091

5 MW Program launch (supplier: First Solar)

2 MW in Fontana completed September 2008

1 MW in Chino started March 2009, expected completion in 2nd quarter of 2009

Third site planned to begin during the 2nd quarter of 2009

CPUC granted authority to track up to $25 million of project costs incurred during regulatory review process to facilitate program launch – recovery subject to final CPUC approval

SCE’s proposed rooftop solar program helps advance California public policy and builds scale for rooftop photovoltaic solar market

1 ALJ proposed decision received March 13, 2009, would authorize SCE to construct 160 MW for a cost of $0.6 billion, and order SCE to procure 90 MW from independent solar producers. SCE’s original request was to construct 250 MW for a cost of $0.9 billion.

May 8, 2009 11 EDISON INTERNATIONAL®

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Edison Mission Group (EMG)

May 8, 2009 12 EDISON INTERNATIONAL®

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EMG Business Platform

Status at March 31, 2009

70

145

141

1,884

145

67

53

5,471

305

19

40

964

90

114

100

241

70

States where EME has operations or development pipeline projects

1 Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Data as of March 31, 2009, except development pipeline as of December 31, 2008.

2 Owned or under exclusive agreement. Wind turbines purchased or committed to support development pipeline.

3 Deliveries under the power sales agreement are expected to commence in 2013. Construction will be unable to begin until the legal challenges to the Priority Reserve emission credits have been favorably resolved or another source of credits for the project has been identified.

Operating Platform1 MW %

Coal 7,395 75

Natural Gas 1,339 14

Wind 1,015 10

Other 153 1

9,902 100

Wind Development Pipeline2 MW

Under Construction 170

Pipeline ~5,000

Turbines 942

Thermal Pipeline3

MW

Natural Gas 479

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EMG Coal-Fired Fleet

Midwest Generation (Illinois)

- 5,471 MW – Six mid-merit facilities
- Powder River Basin (PRB) coal
- Rail under contract through 2011
- Operational Statistics:

Operational Statistics:	2007	2008	Q1 09
Total Generation (GWh)	29,961	31,100	6,642
Load Factor	80.4%	80.0%	68.1%
Equivalent Availability	75.8%	81.0%	82.7%


All-in Average Realized Prices[1]
$/MWh
$60
$40
$20
$0
$53
$57
$56
$40
$42
$37
$13
$15
$19
2007
2008
Q1 09

Homer City (Pennsylvania)

- 1,884 MW – Three base-load units
- Northern Appalachian (NAPP) coal
- Coal largely sourced locally and delivered by truck
- Operational Statistics:

Operational Statistics:	2007	2008	Q1 09
Total Generation (GWh)	13,649	11,334	2,658
Load Factor	92.4%	84.6%	84.7%
Equivalent Availability	89.4%	80.7%	76.8%


All-in Average Realized Prices[1]
$/MWh
$63
$42
$21
$0
$57
$60
$62
$34
$37
$38
$22
$22
$24
2007
2008
Q1 09
Average realized gross margin ($/MWh)[2]
Average fuel and emission costs ($/MWh)

1 The all-in average realized price reflects the average price for sale of energy, capacity and ancillary services sold into the market, including the effects of hedges, real-time and day ahead sales and PJM fees and ancillary services. It is determined by dividing: (i) operating revenues less (plus) unrealized SFAS No. 133 gains (losses) by (ii) generation. Operating revenues includes capacity sales and sales under load services requirements contracts.

2 Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs. Columns may not add due to rounding.

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EMG Capacity Sales

Status at March 31, 2009

Megawatts except price per MW-day	Apr 1, 2009 — May 31, 2009		Jun 1, 2009 — May 31, 2010		Jun 1, 2010 — May 31, 2011		Jun 1, 2011 — May 31, 2012	
	Midwest Generation	Homer City	Midwest Generation	Homer City	Midwest Generation	Homer City	Midwest Generation	Homer City
Installed Capacity	**5,776**	**1,884**	**5,776**	**1,884**	**5,477**	**1,884**	**5,477**	**1,884**
Less: Net capacity held due to load requirements services contracts[1] and retained for outages	(1,933)	(159)	(517)	(214)	(548)	(71)	(895)	(113)
Net Capacity Available for Sale	**3,843**	**1,725**	**5,259**	**1,670**	**4,929**	**1,813**	**4,582**	**1,771**
Fixed Price Capacity Sales								
RPM Auction Process								
• Net Capacity Sold	2,963	820	4,544	1,670	4,929	1,813	4,582	1,771
• Price per MW-day	$122.39[2]	$111.92	$106.36	$191.32	$174.29	$174.29	$110.00	$110.00
Non-unit Specific Capacity Sales								
• Net Capacity Sold	880	—	715	—	—	—	—	—
• Price per MW-day (Net)	$64.35	$ —	$71.46	$ —	$ —	$ —	$ —	$ —
Variable Capacity Sales								
Third Party Transaction								
• Capacity	—	905	—	—	—	—	—	—
• Expected price per MW-day	$ —	$58.57[3]	$ —	$ —	$ —	$ —	$ —	$ —
Total Capacity Sold	**3,843**	**1,725**	**5,259**	**1,670**	**4,929**	**1,813**	**4,582**	**1,771**
Average Price per MW-Day	**$109.27**	**$83.93**	**$100.73**	**$191.32**	**$174.29**	**$174.29**	**$110.00**	**$110.00**

1 Load requirements services contracts include energy, capacity and ancillary services.

2 The original price of $111.92 was affected by Midwest Generation's participation in a supplemental RPM auction during the first quarter of 2008 which resulted in purchasing certain capacity amounts at a price of $10 per MW-day, thereby reducing the aggregate forward capacity sales for this period and increasing the effective capacity price to $122.39.

3 Actual contract price is a function of NYISO capacity auction clearing prices in January through April 2009 and forward over-the-counter NYISO capacity prices on March 31, 2009 for May 2009.

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EMG Hedge Program Status

Status at March 31, 2009

2009 2010 2011

Midwest Generation1

Energy Only Contracts

Northern Illinois & AEP/Dayton Hubs (GWh) 7,953 6,555 612

Average price ($/MWh) $63.19 $68.68 $76.40

Load Requirements Services Contracts

Northern Illinois Hub (Estimated GWh) 598 — —

Average price NiHub ($/MWh) $63.65 — —

Total estimated GWh hedged 8,551 6,555 612

Coal under contract (in millions of tons) 15.6 11.7 —

Rail cost under contract 100% 100% 100%

Homer City1

Total estimated GWh hedged 3,088 2,662 —

Average price ($/MWh) $83.65 $90.61 —

Coal under contract (in millions of tons)2 3.8 0.8 0.2

1 See the “EMG: Market Risk Exposures” section of the Q1 09 EIX 10-Q for more detailed information concerning risks and other important factors related to these items.

2 At March 31, 2009, there are options to purchase additional coal of 0.8 million tons in 2010, 0.6 million tons in 2011, 0.5 million tons in 2012 and 0.1 million tons in 2013. Options to purchase 1.2 million tons in 2010 and 2011 are the subject of a dispute with the supplier. Pending dispute resolution, EME is exposed to price risk related to these volumes at March 31, 2009.

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EMG Environmental Compliance[1]

MWG Compliance Plan

Mercury Reductions

- Emissions of 0.008 lbs. per GWh or minimum 90% mercury removal by 2015[2]
- Installation of Activated Carbon Injection (ACI) technology by July 2009
- Estimated cost $43 million

NO_x Reductions

- Emissions of 0.11 lbs. per million Btus by December 31, 2011

SO_2 Reductions

- Emissions of 0.11 lbs. per million Btus by year-end 2018, with interim step-downs
- Firm deadlines for flue gas desulfurization - varies by plant (2013-2018)

Homer City Compliance Plan

- Use of existing technology and allowances for current compliance
- Additional environmental control equipment would likely need to be installed to meet the 2015 Clean Air Act deadline

Next Steps

- EMG continues to look at various innovative and less costly technologies that may be employed to meet environmental compliance including testing:
  - Selective non-catalytic NO_x removal technologies and
  - Reagent based SO_2 removal technologies
- EMG is also evaluating several interim and alternative compliance solutions including combinations of retrofits and specific unit shutdowns

EMG is evaluating alternative compliance technologies to meet the NO_x and SO_2 emissions requirements at significantly lower capital costs – final decisions about compliance path have not been made

1 The MWG and Homer City facilities continue to be governed by state rules as well as the existing "SIP Call" ozone season NOx cap-and-trade program. Changes in the cost of labor, equipment, materials and other factors may materially affect the above estimates for SCR, SNCR & FGD equipment. See the "Environmental Developments" section in Management Overview of the 2009 Q1 EIX 10-Q for additional information concerning environmental compliance.

2 Except Will County #3 which is in 2016

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Edison Mission Marketing & Trading (EMMT)

Markets energy and capacity of merchant generation fleet

Hedges key power-related risks such as forward electricity prices

Typically a rolling 12 to 24 month hedging program

Target hedge-neutral position for prompt year with lesser percentages hedged in out years

Proprietary trading in markets where it is active in merchant generation

Primarily transmission-related transactions

Largely in eastern markets

Enters into load service requirements contracts with local utilities and hedges related to energy price risk

Controls on types and sizes of exposures

VaR; EaR; stress and scenario testing; volumetric, duration, and credit limits

EMMT Trading Margin (pre-tax)1

$ Millions

$250

$200

$150

$100

$50

$0

$23

$195

$130

$142

$164

$10

2004

2005

2006

2007

2008

YTD

20092

1 Income from energy trading represents gains recognized from trade price changes. The overhead cost of energy trading is excluded.

2 Year-to-date through March 31, 2009.

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EMG Wind Energy Development Strategy

Wind Energy Development Strategy

Strategic importance to growth plan

Contributes to portfolio diversification

Objective is to attain national scope and leadership scale

Wind energy provides attractive opportunities

Growing RPS requirements

Production tax credits and accelerated depreciation

Mainly long-term contracts for output

Wind Project Portfolio & Development Pipeline

Projects1

No. of Projects

MW

In-Service

23

1,015

Under Construction

2

170

Total Projects

25

1,185

Development Pipeline2

39

~5,000

Turbines

Purchased & Firm Purchase Commitments3

942

MW by Manufacturer

Projects In-Service & Under Construction

Turbines Purchased & Firm Purchase Commitments3

Zond109

Suzlon 439

Siemens 161

Clipper 150

Mitsubishi 240

Vestas 86

GE300

Suzlon 286

Clipper 27

Mitsubishi 329

1 Data as of March 31, 2009, except development pipeline, which is as of December 31, 2008. Projects reflect EMG ownership share.

2 Development pipeline includes projects owned or under exclusive agreements.

3 Commitments include cancellation charges.

May 8, 2009

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EMG Solar Program

Large-scale (20-100 MW per site)

Ground mounted

Connected to transmission grid

Identified over 30 sites for potential solar projects

Processing interconnection requests and taking initial steps to secure land rights

Formed strategic relationship with First Solar to develop large solar utility projects in certain markets

Focus on high solar insolation areas in southwestern United States

EMG is seeking to deploy commercial solar power projects

May 8, 2009 20 EDISON INTERNATIONAL®

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EMG Capital Expenditures

Estimated Expenditures[1]

(in Millions)	Apr - Dec 2009	2010	2011
MWG			
Plant capital expenditures	$38	$96	$61
Environmental expenditures	11	(a)	(a)
Homer City			
Plant capital expenditures	25	55	29
Environmental expenditures	2	15	32
Growth projects			
Projects under construction	33	—	—
Turbine commitments	667	240	—
Other capital expenditures	27	9	7
Total	**$803**	**$415**	**$129**

(a) See the MD&A in the 2009 EIX Q1 10-Q regarding capital expenditures for environmental improvements at MWG.

Capital Expenditure Update

- Pending recovery of the capital markets, EME intends to preserve capital by focusing on a more selective growth strategy
  - ➢ Completion of projects under construction, including the Big Sky wind project in Illinois
  - ➢ No decision made on environmental upgrades at Midwest Generation - engineering work in process
  - ➢ Development of sites that would deploy committed wind turbines
  - ➢ Use cash and future cash flow to meet existing contractual commitments

1 EMG expects to make substantial investments in new projects during the next several years. As of December 31, 2008, EMG had a wind development pipeline of ~ 5,000 MW (the development pipeline represents potential projects for which EME either owns the project rights or has exclusive negotiation rights). Completion of these projects is dependent upon a number of items, and there is no assurance that the projects included in the development pipeline currently or added in the future will lead to the successful completion of a wind project.

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Appendix

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First Quarter Financial Results

Reconciliation of Core EPS to GAAP EPS

Core Earnings	Q1 08	Q1 09	Variance
SCE	$ 0.46	$ 0.64	$ 0.18
EMG	0.49	0.17	(0.32)
EIX parent company and other	(0.03)	(0.02)	0.01
Core EPS[1]	**$ 0.92**	**$ 0.79**	**$ (0.13)**
Non-Core Items			
EMG	$ (0.01)	$ (0.03)	$ (0.02)
Total Non-Core	**$ (0.01)**	**$ (0.03)**	**$ (0.02)**
Basic EPS	**$ 0.91**	**$ 0.76**	**$ (0.15)**
Diluted EPS	**$ 0.91**	**$ 0.76**	**$ (0.15)**

Core EPS Variances

SCE	$0.18
Receipt of the 2009 General Rate Case decision in March, which was effective January 1, 2009, and expense timing differences arising from the delay in receiving the decision	
EMG	
Midwest Generation	(0.22)
Lower power prices and generation levels, higher emission costs and the favorable buy-out of a coal contract in 2008, partially offset by higher capacity prices and SFAS 133 gains	
Homer City	(0.03)
Lower power prices and generation levels, and higher emission and maintenance costs, partially offset by higher capacity prices	
New wind projects in operation	0.04
Natural gas and other projects	(0.01)
EMMT[2] – Lower trading income driven by lower electrical load	(0.05)
Corporate expense, interest and other items	(0.03)
Higher net interest expense and taxes partially offset by lower corporate expense	
Edison Capital and Other	(0.02)
Lower results from global infrastructure funds	
Non-Core Variance	(0.02)
EMG – Q1 08: ($0.01) from discontinued operations – Q1 09: ($0.04) LILO/SILO lease terminations, $0.01 from discontinued operations	

1 See Use of Non-GAAP Financial Measures in appendix. The impact of participating securities is included in EIX parent company and other, and was $(0.01) per share for both the first quarter ended March 31, 2008 and 2009.

2 EMMT overhead is included in Corporate expense, interest and other items.

May 8, 2009 23 EDISON INTERNATIONAL®

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Full-Year Financial Results

Reconciliation of Core EPS to GAAP EPS

Core Earnings	2007	2008	Variance
SCE	$ 2.07	$ 2.25	$ 0.18
EMG	1.72	1.72	—
EIX parent company and other	(0.10)	(0.13)	(0.03)
Core EPS[1]	**$ 3.69**	**$ 3.84**	**$ 0.15**
Non-core Items			
SCE	$ 0.10	$ (0.15)	$ (0.25)
EMG	(0.46)	—	0.46
Total Non-Core	**$ (0.36)**	**$ (0.15)**	**$ 0.21**
Basic EPS	**$ 3.33**	**$ 3.69**	**$ 0.36**
Diluted EPS	**$ 3.31**	**$ 3.68**	**$ 0.37**

Core EPS Variances

SCE	$0.18
Higher operating income related to rate base growth and energy efficiency rewards ($0.05), combined with lower net interest and tax expense	
EMG	
Midwest Generation	0.19
Higher energy and capacity revenue, SFAS 133 gains, and a gain on the buy-out of a coal contract; partially offset by Lehman hedge contract charge ($0.05) and higher coal, coal transportation and plant operating costs	
Homer City	(0.04)
Lower energy revenue from lower generation and higher plant operating costs; partially offset by SFAS 133 gains, higher capacity revenue and excess coal sales	
New wind projects in operation	0.07
Natural gas and other projects	(0.14)
Lower income due to expiration of Sycamore and Watson Big 4 contracts	
EMMT[2] – Higher trading income	0.04
Corporate expense, interest and other items	(0.09)
Lower interest income and a ($0.04) charge to cancel gas turbine order	
Edison Capital and other	(0.03)
Lower results from global infrastructure funds and higher income taxes, partially offset by gain on sale of Beaver Valley lease interest	
EIX - Higher net interest expense and taxes	(0.03)

Non-Core Variances

SCE - Q3 08: ($0.15) for decision on performance-based ratemaking mechanism Q1 07: $0.10 for resolution of tax treatment of certain environmental remediation costs	(0.25)
EMG - Q2 07: ($0.45) for early debt extinguishment charges 2007: ($0.01) from discontinued operations	0.46

1 See Use of Non-GAAP Financial Measures in appendix. The impact of participating securities is included in EIX parent company and other, and was $(0.05) per share for 2008 and $(0.04) per share for 2007.

2 EMMT overhead is included in Corporate expense, interest and other items.

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EIX and EMG Legal/Structural Separation

EIX is a focused and disciplined investor

Third-Party Obligations

No EIX guarantees of EMG subsidiary debt

No EIX cross-default exposure to EMG subsidiary debt

No EIX obligation to financially support EMG companies

Intercompany Relationships

Ordinary course of business for services

Long-standing tax allocation agreements

Unregulated investment is purely an option for EIX where it sees benefits

Edison International

Southern California Edison Co.

Edison Mission Group

Edison Mission Energy1

Edison Capital

1 Mission Energy Holding Company (MEHC) exists as a legal entity and parent company of Edison Mission Energy. MEHC has no outstanding debt. See Exhibit 21 of the 2008 Edison International 10-K for a complete list of Edison International subsidiaries.

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Leading the Way in Electricity SM

Liquidity Profile

Available Liquidity at March 31, 2009

EIX

Parent Co.

Sources (in Millions) SCE EMG & Other Total1

Credit Facility $ 3,000 $ 1,100 $ 1,500 $ 5,600

Credit Facility (availability)2 1,224 110 1,426 2,760

Cash & short term investments3 1,181 2,289 80 3,550

Available Liquidity $ 2,405 $ 2,399 $ 1,506 $ 6,310

1 Total amounts do not imply any credit support among entities except as specified in each credit facility.

2 Excludes the unused and/or unfunded commitments for subsidiaries of Lehman Brothers Holdings of $81 million for SCE, $36 million for EMG, and $74 million for EIX. The current funded amount from subsidiaries of Lehman Brothers Holdings is $25 million for SCE.

3 SCE amounts include $83 million held by SCE’s consolidated variable interest entities (VIE) as of March 31, 2009.

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SCE Regulatory Key Events

	Case Number	Date of Filing	Status	Next Milestone
2006-08 EE Earnings	R. 09-01-019	01/29/09	CPUC's R.09-01-019 urges a settlement to address the IOUs remaining 2006-08 earnings claims SCE filed settlement position on 4/29/09	SCE will participate with parties in a Settlement Conference scheduled in 2nd quarter 2009
2009 FERC Rate Case	ER08-1343	08/01/08	FERC Staff settlement proposal provided on 01/08/09	Rate change effective 03/01/09, subject to refund and settlement procedures
Tehachapi Transmission	A. 04-12-007/8 (Segments 1-3)	12/09/04	Decision Granted D. 07-03-012 / 045 Petitions to Modify Certificate of Public Convenience and Necessity filed on 07/18/08	Petition to Modify decision expected 2nd quarter 2009
	A. 07-06-031 (Segments 4-11)	06/28/07	Draft Environmental Impact Report/Environmental Impact Statement (EIR/EIS) received on 02/13/09	Final EIR/EIS expected in August 2009. Certificate of Public Convenience and Necessity & Record of Decision from United States Forest Service expected by 4th quarter 2009
DPV2 – Transmission[1]	A. 05-04-015	04/11/05	Petition to Modify D. 07-01-040 to advance construction of CA portion filed on 05/14/08	Petition to Modify decision expected 2nd quarter 2009
	ACC: L-00000A-06-0295-00130	05/01/06	Arizona portion of DPV2 is under SCE review	If SCE and relevant regulatory agencies determine that construction of the Arizona portion is in the interest of California ratepayers, SCE will seek regulatory approvals for the Arizona portion
SCE Solar Rooftop Program	A. 08-03-015	03/21/08	Hearings completed 11/06/08 Briefs filed 11/25/08 Reply Briefs filed 12/10/08 Proposed decision received 03/13/09	Final Decision 2nd quarter 2009

1 CPUC has approved A. 05-04-015 via D. 07-01-040 and FERC has declared the region a National Interest Electric Transmission Corridor (N.I.E.T.C.).

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EMG Comparative Operating Statistics

Q1 08 Q1 09 Variance %

Midwest Generation

Generation (in GWh)

Energy Only contracts 6,538 5,756

Load Requirements Services Contracts 1,845 886

Total 8,383 6,642 (1,741) (21%)

Performance

Equivalent Availability Rate (EAF) 82.5% 82.7% 0.2%

Forced Outage Rate (EFOR) 11.8% 7.0% (4.8)%

Pricing Information

Average Realized Energy Price ($/MWh)

Energy Only Contracts $53.16 $47.77 ($ 5.39) (10)%

Load Requirements Services Contracts $62.35 $62.54 $ 0.19 —

Average Cost of Fuel ($/MWh) $14.08 $18.55 $ 4.47 32%

Flat Energy Price - Nihub ($/MWh) $53.38 $34.06 ($19.32) (36)%

Homer City

Generation (in Gwh) 3,192 2,658 (534) (17)%

Performance

Equivalent Availability Rate (EAF) 87.5% 76.8% (10.7)%

Forced Outage Rate (EFOR) 9.5% 12.3% 2.8%

Pricing Information

Average Realized Energy Price ($/MWh) $55.94 $57.03 $ 1.09 2%

Average Cost of Fuel ($/MWh) $22.57 $24.01 $ 1.44 6%

Flat Energy Price - PJM West Hub ($/MWh) $68.52 $49.09 ($19.43) (28)%

Flat Energy Price - HC Busbar ($/MWh) $60.48 $44.72 ($15.76) (26)%

Flat Energy Price - Basis (PJM West Hub - HC Busbar) $ 8.04 $ 4.37 ($ 3.67)

May 8, 2009 28 EDISON INTERNATIONAL®

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EMG – First Quarter Adjusted EBITDA

Reconciliation to Earnings1 ($ Millions)

Q1 08

Q1 09

Earnings1

$ 154

$ 48

Addback (Deduct):

Discontinued operations

5

(3)

Income from continuing operations

159

45

Interest expense

73

76

Interest income

(11)

(6)

Income taxes

83

5

Depreciation and amortization

46

57

EBITDA2

350

177

Production tax credits3

9

16

Addback:

Loss on lease termination

—

18

Adjusted EBITDA2

$ 359

$ 211

1 Earnings refers to net income attributable to common shareholders of EME.

2 See Use of Non-GAAP Financial Measures for additional information on EBITDA and Adjusted EBITDA.

3 Production tax credits (PTC) are after-tax.

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EMG – Full-Year Adjusted EBITDA

Reconciliation to Net Income ($ Millions)

2007

2008

Net income

$ 410

$ 561

Addback (Deduct):

Discontinued operations

2

—

Income from continuing operations

412

561

Interest expense

323

288

Interest income

(101)

(37)

Income taxes

170

272

Depreciation and amortization

172

197

EBITDA1

976

1,281

Production tax credits2

28

44

Discrete items:

Gain on sale of assets

(1)

(49)

Loss on early extinguishment of debt

241

—

Charge to cancel gas turbine order

—

23

Adjusted EBITDA2

$ 1,244

$ 1,299

1 See Use of Non-GAAP Financial Measures for additional information on EBITDA and Adjusted EBITDA.

2 Production tax credits (PTC) are after-tax.

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Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.

EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to each subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in this presentation.

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